UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21926

Morgan Stanley China A Share Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	March 31, 2015

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley China A Share Fund, Inc.

Portfolio of Investments

First Quarter Report

March 31, 2015 (unaudited)

	Shares	Value (000)
Common Stocks (98.7%)
Automobiles (2.9%)
SAIC Motor Corp., Ltd., Class A	6,018,400	$24,234

Banks (14.5%)
China Merchants Bank Co., Ltd., Class A	19,634,013	49,602
Industrial & Commercial Bank of China Ltd., Class A	92,316,335	72,921
		122,523
Beverages (12.6%)
Kweichow Moutai Co., Ltd., Class A	1,152,461	36,423
Tsingtao Brewery Co., Ltd., Class A	8,612,270	59,108
Wuliangye Yibin Co., Ltd., Class A	2,914,229	10,897
		106,428
Capital Markets (1.9%)
CITIC Securities Co., Ltd., Class A	3,061,400	16,308

Construction & Engineering (2.0%)
China State Construction Engineering Corp., Ltd., Class A	13,976,759	17,295

Construction Materials (1.4%)
Anhui Conch Cement Co., Ltd., Class A	3,127,848	11,578

Electrical Equipment (4.7%)
NARI Technology Development Co., Ltd., Class A	11,788,079	39,493

Electronic Equipment, Instruments & Components (9.6%)
GoerTek, Inc., Class A	7,287,043	39,097
Shenzhen O-film Tech Co., Ltd., Class A	6,203,458	26,804
Universal Scientific Industrial Shanghai Co., Ltd., Class A	2,488,527	15,028
		80,929
Food & Staples Retailing (2.8%)
Zhongbai Holdings Group Co., Ltd., Class A	14,252,814	23,299

Food Products (1.4%)
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,310,007	11,524

Health Care Providers & Services (2.4%)
Shanghai Pharmaceuticals Holding Co., Ltd., Class A	5,525,600	20,258

Hotels, Restaurants & Leisure (1.3%)
Tsui Wah Holdings Ltd. (a)	33,912,000	10,978

Household Durables (9.4%)
Qingdao Haier Co., Ltd., Class A	19,024,800	79,292

Insurance (7.8%)
China Pacific Insurance Group Co., Ltd., Class A	11,913,355	65,882

Media (0.7%)
Bona Film Group Ltd. ADR (b)	786,902	5,855

Metals & Mining (1.5%)
Baoshan Iron & Steel Co., Ltd., Class A	11,366,928	13,106

Oil, Gas & Consumable Fuels (3.3%)
China Petroleum & Chemical Corp., Class A	14,284,900	14,885
China Shenhua Energy Co., Ltd., Class A	3,968,000	12,862
		27,747
Pharmaceuticals (8.6%)
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	16,771,655	72,284

Real Estate Management & Development (6.0%)
China Overseas Grand Oceans Group Ltd. (a)	41,898,000	19,565
China Vanke Co., Ltd., Class A	13,968,471	31,133
		50,698
Semiconductors & Semiconductor Equipment (0.9%)
Sanan Optoelectronics Co., Ltd., Class A	2,117,653	7,263

Specialty Retail (0.8%)
Suning Commerce Group Co., Ltd., Class A (b)	3,393,496	7,151

Textiles, Apparel & Luxury Goods (0.4%)
XTEP International Holdings Ltd. (a)	11,734,000	3,647

Transportation Infrastructure (1.8%)
Shanghai International Airport Co., Ltd., Class A	3,988,500	15,561
Total Common Stocks (Cost $645,492)		833,333

Short-Term Investment (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (c) (Cost $31)	31,412	31
Total Investments (98.7%) (Cost $645,523) (d)+		833,364
Other Assets in Excess of Liabilities (1.3%)		11,077
Net Assets (100.0%)		$844,441

(a)                                 Security trades on the Hong Kong exchange.

(b)                                 Non-income producing security.

(c)                                  The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 31, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Liquidity Funds.

(d)                                 The approximate fair value and percentage of net assets, $827,478,000 and 98.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.

+                                         At March 31, 2015, the U.S. Federal income tax cost basis of investments was approximately $645,523,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was approximately $187,841,000 of which approximately $196,173,000 related to appreciated securities and approximately $8,332,000 related to depreciated securities.

ADR                     American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	30.6%
Banks	14.7
Beverages	12.8
Electronic Equipment, Instruments & Components	9.7
Household Durables	9.5
Pharmaceuticals	8.7
Insurance	7.9
Real Estate Management & Development	6.1

Total Investments	100.0%

*                 Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley China A Share Fund, Inc.

Notes to the Portfolio of Investments • March 31, 2015 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”).  If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$24,234	$—	$24,234
Banks	—	122,523	—	122,523
Beverages	—	106,428	—	106,428
Capital Markets	—	16,308	—	16,308
Construction & Engineering	—	17,295	—	17,295
Construction Materials	—	11,578	—	11,578
Electrical Equipment	—	39,493	—	39,493
Electronic Equipment, Instruments & Components	—	80,929	—	80,929
Food & Staples Retailing	—	23,299	—	23,299
Food Products	—	11,524	—	11,524
Health Care Providers & Services	—	20,258	—	20,258
Hotels, Restaurants & Leisure	—	10,978	—	10,978
Household Durables	—	79,292	—	79,292
Insurance	—	65,882	—	65,882
Media	5,855	—	—	5,855
Metals & Mining	—	13,106	—	13,106
Oil, Gas & Consumable Fuels	—	27,747	—	27,747
Pharmaceuticals	—	72,284	—	72,284
Real Estate Management & Development	—	50,698	—	50,698
Semiconductors & Semiconductor Equipment	—	7,263	—	7,263
Specialty Retail	—	7,151	—	7,151
Textiles, Apparel & Luxury Goods	—	3,647	—	3,647
Transportation Infrastructure	—	15,561	—	15,561
Total Common Stocks	5,855	827,478	—	833,333
Short-Term Investment
Investment Company	31	—	—	31
Total Assets	$5,886	$827,478	$—	$833,364

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 31, 2015, the Fund did not have any investments transfer between investment levels.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley China A Share Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 20, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 20, 2015